UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2008

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut		06074
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, including area code:		(860) 644-1551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On September 16, 2008, Gerber Scientific, Inc. (the “Company”) announced that its wholly owned Canadian subsidiary, Gerber Scientific Canada Inc., has mailed its previously announced offer to purchase all of the outstanding securities of Virtek Vision International Inc. for a price of Cdn. $1.05 per share.

This offer is open for acceptance at any time up to 5:00 p.m. (Toronto time) on October 21, 2008 unless withdrawn or extended. The offer is subject to certain conditions, which are described in the take-over bid circular of the offeror.

A copy of the Company’s news release containing the announcement is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 7.01.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description of Exhibits

99.1	News Release dated September 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: September 18, 2008	By:	/s/ John J. Krawczynski
John J. Krawczynski Vice President, Chief Accounting Officer and Corporate Controller (On behalf of the Registrant and as Duly Authorized Officer)